                                                                    Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN RE: Athey Products Corporation                      CASE NO: 00-02736-5-ATS


       Monthly Report of Corporate Debtor in Possession/Disbursing Agent
               For The Month of May 1, 2001 Through May 31, 2001

I.   REPORT OF ACTIVITIES:

     An interim escrow of $143,405.11 remains with respect to certain warranties issues raised at closing by the Purchaser, which had not been fully resolved as of May 31, 2001, but which was settled by agreement after the end of this reporting period. Certain disputes with Wells Fargo Business Credit have been resolved, approved by the Court by stipulation, and escrows disbursed. Escrows of $893,281.00 remain with respect to the resolution of the Triad Freightliner disputed secured claim pending resolution of the objection to such claim. All of the Debtor's funds are under the control of John A. Northen, Disbursing Agent, in accounts at First Capital Bank. The Debtor continues to file a Form 8-K with each monthly report. A copy of the Plan, Disclosure Statement, and a ballot were mailed to creditors and shareholders, and results are being tabulated as received pending the deadline of June 6, 2001.

II.  SUMMARY OF OPERATIONS:

     All operations of the business as Athey Products Corporation have ceased.

I declare under penalty of perjury that the information contained in this report is true and correct to the best of my knowledge and belief. As all funds are now under the control of the Disbursing Agent, his signature has been substituted for the corporate officer.

Respectfully submitted this 19/th/ day of June, 2001.
                            ------

/s/ John A. Northen        Signature
---------------------------
John A. Northen, Disbursing Agent


I certify that the information contained in this report is true and correct to the best of my knowledge and belief.

Date: June 19, 2001                             /s/ John A. Northen
                                                --------------------------
                                                Attorney for Debtor
John A. Northen, NCSB 6789
Northen Blue, LLP
PO Box 2208
Chapel Hill, NC 27515
919-968-4441

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF May 1, 2001 through May 31, 2001

                                    PART A:

                                CERTIFICATIONS


1.   Yes X  No___ All post-petition taxes [tax obligations arising after the
        ---       chapter 11 petition wasfiled] are currently paid or deposited.

2.   Yes X  No___ All administrative expenses [post-petition obligations] other
        ---       than taxes are current.

3.   Yes X  No___ Estate property, which is subject to loss by theft, fire, or
        --- other casualty, isinsured in accordance with Local Bankruptcy Rule No. 4002.3(a)(3).

4.   Yes X  No___ New books and records were opened as of the petition date and
        ---       are being maintained monthly and are current.

5.   Yes X  No___ New DIP bank accounts were opened and are reconciled.
        ---
6.   Yes___ No X  Pre-petition debts [obligations due on or before the filing of
              --- the case] have not been paid since the filing of this chapter case. (No additional ones were paid during May 2001.)

7.   Yes X  No___ The only transfers of property made during this period were
        ---       transfers which were in the ordinary course of business.

8.   Yes X  No___ Estate funds which are on deposit in banking institutions
        ---       are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.   Yes X  No___ A copy of the corresponding bank statement is attached.
        ---

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS NO, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

                             SUPPLEMENT TO PART A:

                EXPLANATION TO CERTIFICATIONS REFLECTED AS "NO"


1.       Post-petition TAXES NOT CURRENT OR NOT DEPOSITED:

         Type ________and amount $_____unpaid or not deposited.

         Type ________and amount $_____unpaid or not deposited.

2.       ADMINISTRATIVE EXPENSES [Post-petition] OTHER THAN TAXES NOT CURRENT:

         Type _______________and amount $______unpaid.

         Type _______________and amount $______unpaid.

3. DESCRIPTION OF ESTATE PROPERTY UNINSURED, REASONS WHY AND STEPS IMPLEMENTED TO OBTAIN INSURANCE:

         a.
         b.

4.       REASON/EXPLANATION WHY NEW BOOKS AND RECORDS NOT YET OPENED:


5.       REASON/EXPLANATION WHY NEW BANK ACCOUNTS HAVE NOT YET BEEN OPENED:


6. A LIST OF ALL PRE-PETITION DEBTS WHICH WERE PAID SINCE THE FILING OF THE CASE INCLUDING THE NAME AND ADDRESS OF THE CREDITOR PAID, THE AMOUNT PAID, AND THE JUSTIFICATION FOR THE PAYMENT. [DOES NOT INCLUDE PAYMENTS TO SECURED CREDITORS AND LESSORS UNDER AN ADEQUATE PROTECTION AGREEMENT.]


7. A LIST OF ALL PROPERTY WHICH WAS TRANSFERRED OUTSIDE THE ORDINARY COURSE OF BUSINESS AND WHETHER PRIOR AUTHORITY FOR SUCH TRANSFER[S] WAS OBTAINED FROM THE COURT:


8. IF FUNDS ARE NOT FULLY COVERED BY FDIC OR FSLIC INSURANCE OF $100,000.00, PROVIDE NAME OF BANK[S] WHEREIN ESTATE MONIES ARE DEPOSITED AND THE BALANCE OF ALL ACCOUNTS THEREIN.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF May 1, 2001 through May 31, 2001

                                    PART B:
                      SUMMARY OF BANK ACCOUNT INFORMATION

                                                                                  STATEMENT
BANK NAME         ACCOUNT NUMBER          NATURE OF ACCOUNT                        BALANCE
---------         --------------          -----------------                       ---------
Centura           021-221-536-1           Cash Collateral                       $         -0-
Centura           021-221-538-8           Payroll                               $         -0-
First Capital     2736303                 Wells Fargo Escrow CD                 $         -0-
First Capital     2736302                 Freightliner Escrow CD                $  900,762.63
First Capital     2736201                 Disbursing Agent MM                   $   79,514.58
First Capital     2736301                 Disbursing agent CD                   $6,439,861.23
First Capital     2736101                 Disbursing Agent Checking             $  427,966.61
CCB               Northen Blue Trust      Warranties Escrow                     $  143,405.11


         TOTALS                                                                 $7,991,510.16

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF May, 2001
                                           ---

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:        ___General/Operating Account;
                               ___Tax Account;
                               ___Payroll Account;
                                X Other: Wells Fargo Escrow Funds CD
                               ---       ---------------------------
                                            (First Capital #2736303)

                                                          Amount
                                                          ------

1.   Cash Balance from previous
     month's report:                                      $347,952.98
                                                           ----------

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                            $  1,029.56

3.   Cash Balance Available                               $348,982.54
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]                   $348,982.54


5.   Ending Cash Balance                                  $-0-
     [#3 less #4]

                       SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER    NATURE OF ACCOUNT              AMOUNT*
---------         --------------    -----------------              -------
First Capital     2736303           Wells Fargo Escrow CD            -0-


                                               TOTAL BANK BALANCE = $-0-


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

              DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:        ___General/Operating Account;
                               ___Tax Account;
                               ___Payroll Account;
                                X Other: Wells Fargo Escrow Funds CD
                               ---
                                           (First Capital #2736303)



1.   RECEIPTS:                                                        Amount
                                                                      ------

Sales                                                                 ______
Collection of post-petition accounts receivable                       ______
Collection of pre-petition  accounts receivable                       ______
Other Income (interest)                                                1,029.56
Less allowance for returns and discounts                              ______

                                                            *TOTAL =  $1,029.56

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                   Amount
                                                                      ------

     Purchases of inventory                                           ______
     Net Payroll                                                      ______
     Payroll Taxes                                                    ______
     Rent                                                             ______
     Other lease payments                                             ______
     Utilities (Telephone, Electricity, Other)                        ______
     Sales Tax                                                        ______
     Other taxes                                                      ______
     Travel and Entertainment                                         ______
     Automobile or vehicle expense                                    ______
     Service charges                                                  ______
     Vehicle insurance                                                ______
     Life and health insurance                                        ______
     Other insurance                                                  ______
     Supplies                                                         ______
     Freight                                                          ______
     Wells Fargo settlement of dispute                                155,377.66
                                                                      ----------
     Transfer to FCB CD #2736301                                      193,604.88


                                                            *TOTAL = $348,982.54
*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                           FOR THE MONTH OF May, 2001
                                            ---

                                     PART B:

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:        ___General/Operating Account;
                               ___Tax Account;
                               ___Payroll Account;
                                X Other: Triad Freightliner Escrow Fund CD
                               ---       ---------------------------------
                                            (First Capital #2736302)


                                                          Amount
                                                          ------
1.   Cash Balance from previous
     month's report:                                      $897,811.02

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                            $  2,951.61

3.   Cash Balance Available                               $900,762.63
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]                   $-0-
                                                           ---


5.   Ending Cash Balance                                  $900,762.63
     [#3 less #4]

                       SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER    NATURE OF ACCOUNT                    AMOUNT*
---------         --------------    -----------------                    -------
First Capital     2736302           Triad Freightliner Escrow Fund CD    $900,762.63


                                                   TOTAL BANK BALANCE =  $900,762.63



*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:        ___General/Operating Account;
                               ___Tax Account;
                               ___Payroll Account;
                                X  Other: Triad Freightliner Escrow Fund CD
                               ---    (First Capital #2736302)


1.   RECEIPTS:                                                           Amount
                                                                         ------

     Sales                                                            ________
     Collection of post-petition accounts receivable                  ________

     Collection of pre-petition  accounts receivable                  --------
     Other Income (interest)                                           2,951.61

     Less allowance for returns and discounts                         --------

                                                         *TOTAL =     $2,951.61

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                      Amount
                                                                         ------

     Purchases of inventory                                           ________
     Net Payroll                                                      ________
     Payroll Taxes                                                    ________
     Rent                                                             ________
     Other lease payments                                             ________
     Utilities (Telephone, Electricity, Other)                        ________
     Sales Tax                                                        ________
     Other taxes                                                      ________
     Travel and Entertainment                                         ________
     Automobile or vehicle expense                                    ________
     Service charges                                                  ________
     Vehicle insurance                                                ________
     Life and health insurance                                        ________
     Other insurance                                                  ________
     Supplies                                                         ________
     Freight                                                          ________
     Advertising                                                      ________
     Repairs and Maintenance                                          ________



                                                         *TOTAL =     $-0-

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

    FIRST CAPITAL BANK
    3320 HOLCOMB BRIDGE RD SUITE A
    NORCROSS GA 30092

    PHONE:  770-381-9996

  ----------------------------------------------

    EST OF ATHEY PRODUCTS CORP
    TRIAD FREIGHTLINER-ESCROW FUND
    JOHN A NORTHEN--DISBURSING AGNT
    CHAPTER 11 CASE #00-02736-5    1                   CUSTOMER:           6573
    P0 BOX 2208                                        AS OF:          05/25/01
    CHAPEL HILL NC 27515-2208                                            PAGE 1

  ----------------------------------------------



--------------------------------------------------------------------------------
 ==============================================================================
                         7-31 DAY CERTIFICATE 2736302
 ==============================================================================

                                                 INTEREST RATE:         3.5000%
 ORIGINAL ISSUE DATE:            03/14/01        MATURITY DATE:        06/12/01
 ORIGINAL ISSUE VALUE:         894,868.98        TERM:                  30 DAYS
 LAST RENEWAL DATE:              05/13/01
 LAST RENEWAL VALUE:           900,762.73

                       ******************************
                       * APPROACHING RENEWAL ADVICE *
                       ******************************
 YOUR CERTIFICATE WILL MATURE ON 06/12/01. INTEREST WILL BE CREDITED TO YOUR CERTIFICATE AT MATURITY. THE CURRENT BALANCE OF YOUR 7-31 DAY CERTIFICATE IS 900,762.73. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE 06/12/01.

 IF WE DO NOT HEAR FROM YOU WITHIN 10 DAYS AFTER 06/12/01, IT WILL
 AUTOMATICALLY RENEW FOR THE SAME TIME PERIOD. IF YOU INTEND TO MAKE ANY CHANGES, INCLUDING ADDITIONS OR WITHDRAWALS, PLEASE REMIT THE ENDORSED
 ORIGINAL CD, OR SEND YOUR REQUEST IN WRITING. YOU MAY OBTAIN NEW RATE AND
 YIELD INFORMATION BY CALLING 888-921-2265 ON/AFTER 06/12/01. THANK YOU.
--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF May, 2001
                                           ---

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:        ___General/Operating Account;
                               ___Tax Account;
                               ___Payroll Account;
                                X  Other: Disbursing Agent MM
                               ---        --------------------
                                     (First Capital #2736201)

                                                            Amount
                                                            ------
1.   Cash Balance from previous
     month's report:                                      $267,953.36

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                            $251,714.29

3.   Cash Balance Available                               $519,667.65
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]                   $440,153.07


5.   Ending Cash Balance                                  $ 79,514.58
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER    NATURE OF ACCOUNT             AMOUNT*
---------         --------------    -----------------             -------
First Capital     2736201           Disbursing Agent MM           $79,514.58


                                               TOTAL BANK BALANCE = $79,514.58

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

              DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:        ___General/Operating Account;
                               ___Tax Account;
                               ___Payroll Account;
                                X Other: Disbursing Agent MM
                               ---
                                       (First Capital #2736201)

1.   RECEIPTS:                                                                  Amount
                                                                                ------
Sales                                                                            ______
Collection of post-petition accounts receivable                                  ______
Transfer from CD #2736301                                                        250,000.00
                                                                                -----------
Other Income (interest)                                                              430.76
                                                                                -----------
Other Income (refund of IRS 941 overpayment                                          781.72
                                                                                -----------
Other Income (refund from Little River Corp)                                         488.59
                                                                                -----------
Other Income (Sprint site owner commission from 11/00 and 1/01)                       13.22
                                                                                -----------
                                                                       *TOTAL = $251,714.29

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                             Amount
                                                                                ------
     Purchases of inventory                                                     ______
     Net Payroll                                                                ______
     Payroll Taxes                                                              ______
     Rent                                                                       ______
     Other lease payments                                                       ______
     Utilities (Telephone, Electricity, Other)                                  ______
     Sales Tax                                                                  ______
     Other taxes                                                                ______
     Travel and Entertainment                                                   ______
     Automobile or vehicle expense                                              ______
     Service charges                                                            ______
     Vehicle insurance                                                          ______
     Life and health insurance                                                  ______
     Other insurance                                                            ______
     Repairs and Maintenance                                                    ______
     Transfers to Disbursing Agent Checking First Capital #2736101              440,153.07
                                                                                ----------

                                                                       *TOTAL = $440,153.07

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA 30092

PHONE: 770--381--9996


EST OF ATHEY PRODUCTS CORP            30
JOHN A NORTHEN-DISBURSING AGNT         0  BANKRUPT MMA
CHAPTER 11 CASE # 00-02736-5        1  0  ACCOUNT:                       2736201
P0 BOX 2208
CHAPEL HILL NC 27515-2208                                 05/01/01 THRU 05/31/01

                                          DOCUMENT COUNT:                      0
                                                                          PAGE 1

________________________________________________________________________________________________
==========================================================================================
                                   BANKRUPT MMA ACCOUNT 2736201
==========================================================================================
MINIMUM BALANCE         79,083.82       LAST STATEMENT 04/30/01            267,953.36
AVG AVAILABLE BALANCE  253,595.49                5 CREDITS                 251,714.29
AVERAGE BALANCE        253,627.87                7 DEBITS                  440,153.07
                                        THIS STATEMENT 05/31/01


                 - - - - - - - - - - DEPOSITS - - - - - - - - -
REF #...........DATE........AMOUNT REF #......DATE........AMOUNT REF #......DATE ...AMOUNT
                05/01       13.22            05/01        488.59            05/01   781.72


                - - - - - - - - - - OTHER CREDITS - - - - - - - -
DESCRIPTION                                                    DATE               AMOUNT
MISCELLANEOUS CREDIT                                           05/30          250,000.00
INTEREST                                                       05/31              430.76


                - - - - - - - - - - OTHER DEBITS - - - - - - - -

DESCRIPTION                                                    DATE               AMOUNT
TRANSFER                                                       05/15              869.38
TRANSFER                                                       05/22            3,917.30
TRANSFER                                                       05/22            7,399.28
TRANSFER                                                       05/30                 .50
TRANSFER                                                       05/30              506.88
TRANSFER                                                       05/30              629.00
TRANSFER                                                       05/30          426,830.73

                 - - - - - - - - - - INTEREST - - - - - - - - -
AVERAGE LEDGER BALANCE:           253,627.87    INTEREST EARNED:                  430.76
AVERAGE AVAILABLE BALANCE:        253,595.49    DAYS IN PERIOD:                       31
INTEREST PAID THIS PERIOD:            430.76    ANNUAL PERCENTAGE YIELD EARNED:     2.02%
INTEREST PAID 2001:                 1,494.79


                - - - - - - - - - - DAILY BALANCE - - - - - - - -
      DATE........BALANCE.................DATE........BALANCE...........DATE .......BALANCE
      05/01       269,236.89              05/22       257,050.93        05/31       79,514.58
      05/15       268,367.51              05/30        79,083.82
________________________________________________________________________________________________

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                           FOR THE MONTH OF May , 2001
                                            ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:          General/Operating Account;
                              ___Tax Account;
                              ___Payroll Account;
                               X Other: Disbursing Agent CD
                              ---       -------------------
                                   (First Capital #2736301)

                                                              Amount
                                                              ------

1.       Cash Balance from previous
         month's report:                                      $6,474,968.78

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $  214,892.45

3.       Cash Balance Available                               $6,689,861.23
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $  250,000.00


5.       Ending Cash Balance                                  $6,439,861.23
         [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER    NATURE OF ACCOUNT             AMOUNT*
---------         --------------    -----------------             -------
First Capital     2736301           Certificate of Deposit        $6,439,861.23


                                             TOTAL BANK BALANCE = $6,439,861.23


*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:       ___General/Operating Account;
                              ___Tax Account;
                              ___Payroll Account;
                               X Other: Disbursing Agent CD
                              ---       -------------------
                                     (First Capital #2736301)

1.   RECEIPTS:                                                                     Amount
                                                                                   ------
     Sales                                                                         ______
     Collection of post-petition accounts receivable                               ______
     Collection of prepetition  accounts receivable                                ______
Other Income (interest)                                                           21,287.57
Transfer from FCB #273603 Wells Fargo Escrow balance                             193,604.88
                                                                                 ----------
     Less allowance for returns and discounts                                      ______

                                                                       *TOTAL = $214,892.45

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                                Amount
                                                                                   ------

     Purchases of inventory                                                        ______
     Net Payroll                                                                   ______
     Payroll Taxes                                                                 ______
     Rent                                                                          ______
     Other lease payments                                                          ______
     Utilities (Telephone, Electricity, Other)                                     ______
     Sales Tax                                                                     ______
     Other taxes                                                                   ______
     Travel and Entertainment                                                      ______
     Automobile or vehicle expense                                                 ______
     Service charges                                                               ______
     Vehicle insurance                                                             ______
     Life and health insurance                                                     ______
     Other insurance                                                               ______
     Supplies                                                                      ______
     Freight                                                                       ______
     Advertising                                                                   ______
     Repairs and Maintenance                                                       ______
     Transfer to FCB #2736201 Checking account                                   250,000.00
              Other Expenses                                                       ______

                                                                       *TOTAL = $250,000.00

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE, #5 ON PART B:

 FIRST CAPITAL BANK
 3320 HOLCOMB BRIDGE RD SUITE A
 NORCROSS GA 30092

 PHONE:  770-381-9996


 EST OF ATHEY PRODUCTS CORP                   CUSTOMER:               6573
 JOHN A NORTHEN-DISBURSING AGNT               AS OF:              05/25/01
 CHAPTER 11 CASE 00-02736-5          1                              PAGE 1
 P0 BOX 2208
 CHAPEL HILL NC 27515-2208

--------------------------------------------------------------------------------
  ============================================================================
                         7-31 DAY CERTIFICATE 2736301
  ============================================================================


                                            INTEREST RATE:               3.5000%
ORIGINAL ISSUE DATE:         03/14/01       MATURITY DATE:             06/12/01
ORIGINAL ISSUE VALUE:    6,453,750.97       TERM:                       30 DAYS
LAST RENEWAL DATE:           05/13/01
LAST RENEWAL VALUE:      6,689,861.23


                        ******************************
                        * APPROACHING RENEWAL ADVICE *
                        ******************************

YOUR CERTIFICATE WILL MATURE ON 06/12/01. INTEREST WILL BE CREDITED TO YOUR CERTIFICATE AT MATURITY. THE CURRENT BALANCE OF YOUR 7-31 DAY CERTIFICATE 6,689,861.23. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE 06/12/01.

IF WE DO NOT HEAR FROM YOU WITHIN 10 DAYS AFTER 06/12/01, IT WILL AUTOMATICALLY RENEW FOR THE SAME TIME PERIOD. IF YOU INTEND TO MAKE ANY CHANGES, INCLUDING ADDITIONS OR WITHDRAWALS, PLEASE REMIT THE ENDORSED ORIGINAL CD, OR SEND YOUR REQUEST IN WRITING. YOU MAY OBTAIN NEW RATE AND YIELD INFORMATION BY CALLING 888-921-2265 ON/AFTER 06/12/01. THANK YOU.
--------------------------------------------------------------------------------

[Start of handwritten note]

05/31/01     Transfer to #201                       250,000.00
                                                 -------------
                                    New Balance  $6,439,861.23

                                                       per Melinda

[End of handwritten note]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF May , 2001
                                           -----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:       ___General/Operating Account;
                              ___Tax Account;
                              ___Payroll Account;
                               X Other: Disbursing Agent Checking
                              ---       -------------------------
                                    (First Capital #2736101)

                                                         Amount
                                                         ------

1.   Cash Balance from previous
     month's report:                                   $       -0-

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                         $595,531.23

3.   Cash Balance Available                            $595,531.23
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]                $595,531.23


5.   Ending Cash Balance, reconciled to checkbook      $       -0-
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME         ACCOUNT NUMBER    NATURE OF ACCOUNT                  AMOUNT*
---------         --------------    -----------------                  -------
First Capital     2736101           Disbursing Agent Checking         427,966.61


                                                TOTAL BANK BALANCE = $472,966.61

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:       ___General/Operating Account;
                              ___Tax Account;
                              ___Payroll Account;
                               X Other: Disbursing Agent Checking
                              ---   (First Capital #2736101)


1.   RECEIPTS:                                                                    Amount
                                                                                  ------
Sales                                                                           ___________
Collection of post-petition accounts receivable                                 ___________

Collection of pre-petition  accounts receivable                                 -----------
Transfer from First Capital 2736201                                              440,153.57
Transfer from First Capital 2736301                                              155,377.66
                                                                                -----------
                                                                       *TOTAL = $595,531.23

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                               Amount
                                                                                  ------
     Post-petition invoices outstanding                                         -----------

     Contractor services to William Warden                                         1.045.50
                                                                                -----------
     Payroll Taxes                                                              ___________

     Disbursing Agent Bond                                                      -----------
     Payments to Professionals                                                   426,831.23
                                                                                -----------
     Utilities (Telephone, Electricity, Other)                                  ___________
     Sales Tax                                                                  ___________

     SEC and 8K reporting fees                                                  -----------
     Storage                                                                         119.55
                                                                                -----------
     Automobile or vehicle expense                                              -----------
     Post petition invoices for material                                             506.88
                                                                                -----------
     Vehicle insurance                                                          -----------
     Photocopying of claims                                                        1,275.28
                                                                                -----------
     Waiver of delisting stock on Nasdaq                                             333.33
                                                                                -----------
     Photocopy and mailing services for Plan or Reorganization                    10,041.80
                                                                                -----------
     Wells Fargo secured claim settlement                                        155,377.66


                                                                       *TOTAL = $595,531.23

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:
Bank Balance                        $ 427,966.61
Outstanding checks                   -427,966.61
                                     -----------
Difference                                -0-

     FIRST CAPITAL BANK
     3320 HOLCOMB BRIDGE RD SUITE A
     NORCROSS GA 30092

     PHONE: 770-381-9996


     EST OF ATHEY PRODUCTS CORP         30
     JOHN A NORTHEN-DISBURSING AGNT      0
     CHAPTER 11 CASE # 00-02736-5     1  0       BANKRUPT CHECK
     P0 BOX 2208                                 ACCOUNT:             2736101
     CHAPEL HILL NC 27515-2208
                                                       05/01/01 THRU 05/31/01
                                                             DOCUMENT COUNT:0
                                                                       PAGE 1

--------------------------------------------------------------------------------
 ==============================================================================
                        BANKRUPT CHECK ACCOUNT 2736101
 ==============================================================================

 MINIMUM BALANCE               .50   LAST STATEMENT 04/30/01      5,380.74
 AVG AVAILABLE BALANCE   66,124.17           8 CREDITS          595,530.73
 AVERAGE BALANCE         66,124.17           11 DEBITS          172,944.86
                                     THIS STATEMENT 05/31/01    427,966.61

             - - - - - - - - - - OTHER CREDITS - - - - - - - - - -
DESCRIPTION                         DATE                            AMOUNT
MISCELLANEOUS CREDIT                05/10                           155,377.66
TRANSFER                            05/15                                69.38
TRANSFER                            05/22                             3,917.30
TRANSFER                            05/22                             7,399.28
TRANSFER                            05/30                                  .50
TRANSFER                            05/30                               506.88
TRANSFER                            05/30                               629.00
TRANSFER                            05/30                           426,830.73

                - - - - - - - - - - CHECKS - - - - - - - - - -

CHECK #.DATE...AMOUNT     CHECK #..DATE....AMOUNT    CHECK #...DATE...AMOUNT
   21   05/03  1,045.64     25     05/17  155,377.66     29    05/25  2,642.52
   22   05/03      5.32     26     05/21      333.33     30    05/29  1,275.28
   23   05/08  1,958.28     27     05/21      119.55     31    05/29  7,399.28
   24   05/08  2,371.50     28     05/21      416.50

             - - - - - - - - - - DAILY BALANCE - - - - - - - - - -

DATE.......BALANCE..........DATE........BALANCE...........DATE ....BALANCE
05/3       4,329.78         05/17         869.38         05/29           .50
05/8            .00         05/21            .00         05/30    427,966.61
05/10    155,377.66         05/22      11,316.58
05/5     156,247.04         05/25       8,674.06
--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF May, 2001
                                           ---

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:       ___General/Operating Account;
                              ___Tax Account;
                              ___Payroll Account;
                               X Other: Warranties Escrow
                              ---       -----------------
                                     (Northen Blue Trust Account)

                                                              Amount
                                                              ------

1.       Cash Balance from previous
         month's report:                                      $-0-
                                                               ---

2.       Total Cash Receipts:
         [On a separate page
         provide a description of the
         source and amount -
         see Supplement to Part B]                            $143,405.11

3.       Cash Balance Available                               $143,405.11
         [#1 plus #2]

4.       Total Cash Disbursements:
         [On a separate page
         provide an itemization by major
         category of the disbursement and
         amount - See Supplement to Part B]                   $-0-


5.       Ending Cash Balance                                  $143,405.11
         [#3 less #4]

                       SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME      ACCOUNT NUMBER                 NATURE OF ACCOUNT      AMOUNT*
---------      --------------                 -----------------      -------
CCB            Northen Blue Trust Account     Warranties Escrow      143,405.11



                                             TOTAL BANK BALANCE = $143,405.11

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:        ___General/Operating Account;

                               ___Tax Account;
                               ___Payroll Account;
                                X Other: Warranties Escrow
                               ---       ------------------
                                      (Northen Blue Trust Account)

1.   RECEIPTS:                                                                  Amount
                                                                                ------
Sales                                                                           ______
Collection of post-petition accounts receivable                                 ______
Collection of pre-petition  accounts receivable                                 ______
Less allowance for returns and discounts                                        ______
                                                                    *TOTAL =    $  -0-

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                             Amount
                                                                                ------
     Purchases of inventory                                                     ______
     Net Payroll                                                                ______
     Payroll Taxes                                                              ______
     Rent                                                                       ______
     Other lease payments                                                       ______
     Utilities (Telephone, Electricity, Other)                                  ______
     Sales Tax                                                                  ______
     Other taxes                                                                ______
     Travel and Entertainment                                                   ______
     Automobile or vehicle expense                                              ______
     Service charges                                                            ______
     Vehicle insurance                                                          ______
     Life and health insurance                                                  ______
     Other insurance                                                            ______
     Supplies                                                                   ______

                                                                   *TOTAL=      $  -0-

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

CLIENT TRANSACTIONS                         June 11, 2001                            Central Carolina Bank

Transaction #               Date        Code        Debits          Credits       Status    Description/Payee
-------------               ----        ----        ------          -------       ------    -----------------
Athey Products Corp.                                        (N-20974)
-------------------------------------------------------------------------------

ATHEYP-401                03/05/01        D        $143,405.11                       A          Wire transfer
                                                                                               from Parker Poe
                                                                                              (Warranty Escrow)

                                                    _____________________________
           Client Balance:                         $143,405.11

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF May 1, 2001 through May 31, 2001

                                    PART C:
        STATEMENT OF STATUS OF PAYMENTS MADE TO SECURED CREDITORS: NONE

1.   Wells Fargo Business Credit, Inc.

     Escrow remaining for disputed fees due Wells Fargo Business Credit held in First Capital CD #2736303 pending stipulated settlement Order of Court.


2.   Triad Freightliner of Greensboro, Inc.

     Escrow remaining for disputed claim, together with previous adequate protection payments, held in First Capital CD#2736302.


3.   [name]___________________________
     ------

     Regular contracted payment              $_____per ____

     Adequate protection payment offered     $_____per ____

     Number and amount of Post-petition adequate protection payments not
                                                                     ---
     made:                                   #_____ $_____

4.   [name]___________________________
     ------

     Regular contracted payment              $_____per ____

     Adequate protection payment offered     $_____per ____

     Number and amount of Post-petition adequate protection payments not
                                                                     ---
     made:                                   #_____ $_____


[Attach a separate page for additional secured creditors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF May 1, 2001 through May 31, 2001

                                    PART D:

                        SUMMARY OF ACCOUNTS RECEIVABLE

                                                                         Amount
                                                                         ------

1.   Beginning Balance                                                   $n/a
                                                                          ---

2.   Sales on Account       (includes Warranty Credits and Freight)       n/a

3.   Collections on Account                                               n/a

4.   Ending Balance                                                       n/a
     [Item #1 plus #2 minus #3]


                            STATUS OF COLLECTIONS:

                                                                         Amount
                                                                         ------

Current to 30 days                                                       $n/a

31 to 60 days                                                            $n/a

61 to 90 days                                                            $n/a

91 to 120 days                                                           $n/a

121 days and older                                                       $n/a

TOTAL:                                                                   n/a

    NOTE: All accounts receivable were sold to Five Star Manufacturing, LLC.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF May 1, 2001 through May 31, 2001

                                    PART E:

                          SUMMARY OF ACCOUNTS PAYABLE
                   [EXCLUDING PRE-PETITION ACCOUNTS PAYABLE]
                    ---------------------------------------

                                                                       Amount
                                                                       ------

Current to 30 days                                                     $5,577.77

31 to 60 days                                                          $_______

61 to 90 days                                                          $_______

91 to 120 days                                                         $_______

121 days and older                                                     $_______


TOTAL:                                                                 $5,577.77

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF May 1, 2001 through May 31, 2001
                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE BEEN ASSIGNED TO FIVE STAR MANUFACTURING:

     All payments have been made in full to Lessors whose leases have been assigned to Five Star Manufacturing; no further obligations to Debtor remain.


LESSORS WHOSE LEASES HAVE BEEN REJECTED:



1.   Enterprise Information
     ---------------------------------------------

     Regular contracted payment         $3,965.63 per month
                                         --------     -----

     Number and amount of Post-petition lease
     payments not made:         # 1     $ 3,965.63
              ---                --      ---------

2.   GE Industrial Systems
     ---------------------------------------------

     Regular contracted payment         $650.00 per month
                                         ------     -----

     Number and amount of Post-petition lease
     payments not made:         # N/A   $_____
              ---                -----



[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF May 1, 2001 through May 31, 2001

                      PART G: ACCRUAL BASIS BALANCE SHEET

This part must be submitted with the first monthly report and thereafter on a Quarterly Basis, with the reports for March, June, September and December,
---------------
unless a different date is agreed to by the Bankruptcy Administrator, until confirmation of the plan. It is permissible and helpful if a balance sheet is submitted more often than once a quarter, but not required. An "in house" report may be substituted, with the approval of the Bankruptcy Administrator, provided it meets the accrual requirement.

                                     ASSETS

CURRENT ASSETS
       Cash                                                         $7,991,510.
                                                                    -----------
       Accounts receivable [net]
       Other receivables
       Inventories
       Prepaid
 Total Current Assets                                               $7,991,510.

FIXED, LONG TERM, AND OTHER ASSETS
       Land
       Fixed Assets
       Accumulated depreciation on fixed assets
       Other Assets - Net
Total fixed, long term and other assets

Total assets                                                        $7,991,510

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Accounts Payable                                                 5,578.
                                                                    ----------
       Notes Payable
       Salaries Payable
       Payroll Taxes Payable
       Income Taxes Payable
       Other Current Liabilities
 Total Current Liabilities                                              5,578.
                                                                    ----------
LONG TERM LIABILITIES
         Prepetition Liabilities (estimated)                        7,000,000.
                                                                    ----------
         Post-petition Long Term (reserve for COA-11 expenses)        247,500.
                                                                    -----------
 Total Long Term Liabilities                                        7,247,500.
                                                                    ----------
TOTAL LIABILITIES                                                   7,253,078.
                                                                    ----------
OWNERS' [STOCKHOLDERS'] EQUITY
         Stock [investment in company]
         Retained Earning
 Total Owners Equity                                                  738,432.
Total Liabilities and Owners' Equity                               $7,991,510.
                                                                   -----------

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                            FOR THE MONTH OF May 2001

                                     PART H:

                        ACCRUAL BASIS LOSS FOR THE MONTH

                                                                  Amount
                                                                  ------
1.   Total Sales or Revenue                                        $n/a

2.   Cost of Goods Sold

     Material:                          $n/a

     Labor:                             $n/a

     Other:            (Burden)         $n/a

     TOTAL COSTS                                                   $n/a

3.   Gross Profit [Item #1 minus item #2]                          $n/a

4.   TOTAL OPERATING EXPENSES                                      $n/a

5.   Net Profit or (Loss)                                          $n/a
     [Item #3 minus #4]

6.   Total Non-Operating
     Income/Expenses                                               $n/a

7.   Net Profit or (Loss)                                          $n/a
     [Item #5 minus #6]

[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]

         NOTE: The Debtor discontinued operations.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                           FOR THE MONTH OF May 2001

                                    PART I:
          SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL REPORT

1. Report all salaries received from or paid by the debtor to an owner or officer of the debtor.
     __Check here if same as last monthly report or provide the following
                                                 --
     information:

                                       Compensation
                                        Authorized        Compensation
Name of Officer/Owner     Title        By the Court         Received       Date Approved
---------------------     -----        ------------       -------------    -------------

All officer salaries were discontinued upon closing of the sale to Five Star Manufacturing, LLC. Mr. Warden has agreed to provide services on an as-needed hourly basis.

2. Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

                                                Compensation       Compensation
                                                Date Approved       Authorized/
Name of Officer/Owner         Title             By the Court         Received
---------------------         -----             ------------      -------------
Parker, Poe, Adams &
   Bernstein, LLP          Special Counsel        _____            $ 51,408.79

Nachman Hays
  Consulting               Consultant             _____            $319,327.35

Northen Blue, LLP          Counsel for Debtor     _____            $ 56,095.09

3.   Personnel Report:

     __ Check here if same as last monthly report or provide the following
                                                  --
information:

                                                                       Full Time          Part
                                                                       ---------
                                                                                          Time
                                                                                          ----
Total number of employees at beginning                                 -0-
         of the reporting period                                       ---              ---------

         Number hired during the period                                -0-
                                                                       ---              ---------

Number terminated/resigned during the
         period                                                        -0-
                                                                       ---              ---------

Total number of employees at the end
         of the period                                                 -0-
                                                                       ---              ---------

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF NORTH CAROLINA
                                RALEIGH DIVISION


IN THE MATTER OF:
Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587
TIN: 36-0753480
                    Debtor                         Case No. 00-02736-5-ATS
--------------------------------------------------------------------------------
                             CERTIFICATE OF SERVICE
--------------------------------------------------------------------------------

     THIS IS TO CERTIFY that on the below date, the undersigned served a copy of the by depositing the same, enclosed in a post paid wrapper, properly addressed to the following parties in interest, at their last known addresses as shown below, in a post office or official depository under the exclusive care and custody of the United States Postal Service:

     Marjorie K. Lynch                      William G. Pappas
     Bankruptcy Administrator               Parker Poe Adams & Bernstein
     300 Fayetteville Street Mall, #412     150 Fayetteville Street Mall, #1400
     P.O. Drawer 3039                       P.O. Box 389
     Raleigh, NC 27602-3039                 Raleigh, NC 27602


            This the 19th day of June, 2001.

                                       ATHEY PRODUCTS CORP.

                                       By:  /s/ John A. Northen
                                           ----------------------------
                                              Counsel for the Debtor

 NORTHEN BLUE, L.L.P.
 John A. Northen, NCSB # 6789
 Cheryl Y. Capron, NCSB #16582
 Post Office Box 2208
 Chapel Hill, NC 27515-2208
 Telephone: 919-968-4441